TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectuses

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Transamerica BlackRock Global Allocation VP

The following paragraph is added to the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus for Transamerica BlackRock Global Allocation VP after the fourth paragraph of the section:

The portfolio may invest up to 10% of its total assets in contracts for difference (“CFDs”), a type of derivative. A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. If the difference is negative, then the buyer instead pays the seller. In effect, CFDs are financial derivatives that allow the portfolio to take synthetic long or synthetic short positions on underlying assets.

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Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

The following paragraph is added to the “Principal Investment Strategies” section of the Prospectus and Summary Prospectuses for Transamerica BlackRock Global Allocation Managed Risk – Balanced VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP after the fifth paragraph of the section:

The Underlying Portfolio may invest up to 10% of its total assets in contracts for difference (“CFDs”), a type of derivative. A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. If the difference is negative, then the buyer instead pays the seller. In effect, CFDs are financial derivatives that allow the portfolio to take synthetic long or synthetic short positions on underlying assets.

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The following disclosure is added after the last bullet point in the “More on the Risks of Investing in Each Portfolio—Derivatives” section of the Prospectus:

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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the portfolio’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the portfolio’s financial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the portfolio to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the portfolio is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.

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Investors Should Retain this Supplement for Future Reference

September 11, 2018